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                                                                   EXHIBIT 10.64


                             STOCK PLEDGE AGREEMENT

             This STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of November 16, 2000, is entered into among FutureLink Corp., a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Pledgor" and collectively, jointly and severally, the "Pledgors") and Foothill Capital Corporation, a California corporation ("Secured Party"), with reference to the following:

             WHEREAS, each Pledgor beneficially owns the specified Equity Interests identified as Pledged Interests in the Persons identified as Issuers on Schedule A attached hereto (or any addendum thereto);

             WHEREAS, contemporaneously herewith, Pledgors and Secured Party are entering into that certain Loan and Security Agreement (the "Loan Agreement") pursuant to which Secured Party will extend certain financial accommodations to the Pledgors;

             WHEREAS, to induce Secured Party to make the financial accommodations provided to the Pledgors pursuant to the Loan Agreement, each Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

             NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

             1. Definitions And Construction.

             (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Agreement, shall have the following meanings:

                    "Agreement" shall mean this Stock Pledge Agreement.

                    "Chief Executive Office" shall mean where a Pledgor is deemed located pursuant to Section 9103(3)(d) of the Code.

                    "Collateral" shall mean the Pledged Interests, the Future Rights, and the Proceeds, collectively.

                    "Designated Number" shall mean, with respect to the Foreign Issuer, the largest whole number of Equity Interests of the Foreign Issuer representing not greater than 66 2/3% of all of the fully diluted issued and outstanding Equity Interests of the Foreign Issuer (whether or not owned by any Pledgor).



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                    "Domestic Issuer" shall mean, individually and collectively, all Issuers other than the Foreign Issuer.

                    "Equity Interests" shall mean all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

                    "Foreign Issuer" shall mean KNS Holdings Ltd, a company organized under the laws of England.

                    "Future Rights" shall mean:

                    (a) with respect to each Domestic Issuer, (i) all Equity Interests (other than Pledged Interests) of such Domestic Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of such Domestic Issuer; (ii) to the extent of the Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights of such Domestic Issuer to purchase Equity Interests of any Person in which a Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of such Pledgor; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests; and

                    (b) with respect to the Foreign Issuer, (i) all Equity Interests (other than Pledged Interests) of the Foreign Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Foreign Issuer;
        (ii) to the extent of Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights of the Foreign Issuer to purchase Equity Interests of any Person in which a Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of such Pledgor; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, provided, however, that Future Rights under these clauses



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        (b)(i), (b)(ii), and (b)(iii) shall exclude any Future Rights to the extent and only to the extent that their inclusion would cause the number of Equity Interests pledged hereunder to exceed the Designated Number and giving effect to the issuance of such Future Rights and any related issuances.

                    "Holder" and "Holders" shall have the meanings set forth in
        Section 3 of this Agreement.

                    "Issuers" shall mean each of the Persons identified as an Issuer on Schedule A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

                    "Loan Agreement" shall have the meaning set forth in the recitals to this Agreement.

                    "Parent" shall have the meaning set forth in the recitals to this Agreement.

                    "Pledged Interests" shall mean (a) with respect to each Domestic Issuer, all of the Equity Interests identified as Pledged Interests of such Domestic Issuer on Schedule A attached hereto (or any addendum thereto); and (b) with respect to the Foreign Issuer, the Designated Number of the Equity Interests identified as Pledged Interests of the Foreign Issuer on Schedule A attached hereto (or any addendum thereto); it being understood that it is the express intention of the parties hereto that the Lien granted by Parent in the Foreign Issuer shall at all times extend to not less than the Designated Number of all of the fully diluted issued and outstanding Equity Interests of the Foreign Issuer irrespective of any future equity issuances by Foreign Issuer to any Person or the sale by Parent of any portion of the Pledged Interests of Parent comprised of Equity Interests in the Foreign Issuer, in each case, to the extent permitted by the Loan Agreement.

                    "Pledgor" and "Pledgors" shall have the meaning set forth in the recitals to this Agreement.

                    "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in Section 8102(a)(17) of the Code, with respect thereto);
        (b) "proceeds," as such term is used in Section 9306 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including



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        guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to a Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

                    "SEC" shall mean the United States Securities and Exchange Commission and any successor thereto.

                    "Secured Obligations" shall mean the Obligations.

                    "Secured Party" shall have the meaning set forth in the preamble to this Agreement.

                    "Securities Act" shall have the meaning set forth in Section 9(c) of this Agreement.

             (b) Construction.

                         (i) Unless the context of this Agreement clearly
requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Loan Agreement, or any of the other Loan Documents.

                         (ii) Neither this Agreement nor any uncertainty or
ambiguity herein shall be construed or resolved against Secured Party or a Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties signatory hereto and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

                         (iii) In the event of any direct conflict between the
express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.



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        2. Pledge. As security for the prompt payment and performance of the
Secured Obligations in full by each Pledgor when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), each Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of such Pledgor's right, title, and interest in and to the Collateral.

        3. Delivery and Registration of Collateral.

             (a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by the Pledgors to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

             (b) Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

             (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than Secured Party or the applicable Pledgor (a "Holder"), then such Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Secured Party's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Secured Party in such Collateral, including obtaining from such Holder a written acknowledgement that such Holder holds such Collateral for Secured Party, all pursuant to Section 9115 of the Code or other applicable law governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgement shall be in form and substance satisfactory to Secured Party.

             (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by a Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of the applicable Pledgor and shall be forthwith delivered to Secured Party in the same form as so received or held, with any necessary endorsements; provided that cash dividends or distributions received by a Pledgor, if and to the extent they are not prohibited by the Loan Agreement, may be retained by the applicable Pledgor in accordance with Section 4 and used in the ordinary course of such Pledgor's business.



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             (e) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then the applicable Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Party or otherwise cause the security interest held by Secured Party to be perfected in accordance with applicable law.

             4. Voting Rights and Dividends.

             (a) So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents.

             (b) Upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Each Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

        5. Representations and Warranties. Each Pledgor represents, warrants, and covenants as follows:

             (a) Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and each Pledgor agrees that Secured Party shall have no responsibility or liability whatsoever for informing any Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

             (b) All information herein or hereafter supplied to Secured Party by or on behalf of such Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

             (c) Such Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Interests and all other Collateral acquired by such Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens held by Secured Party;



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             (d) This Agreement, and the delivery to Secured Party of the
Pledged Interests representing Collateral (or the delivery to all Holders of the Pledged Interests representing Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests in favor of Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

             (e) Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) except as set forth in Schedule A, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of the applicable Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in Schedule A to this Agreement;

             (f) There are no presently existing Future Rights or Proceeds owned by any Pledgor;

             (g) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable; and

             (h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

             6. Further Assurances.

             (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, that it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Secured Party or Persons designated by Secured Party; and (iv) appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in the Collateral.



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             (b) Each Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

             (c) Each Pledgor will furnish to Secured Party, upon the request of Secured Party: (i) a certificate executed by an authorized officer of such Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to Secured Party by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

        7. Covenants of Pledgor. Each Pledgor shall:

             (a) Perform each and every covenant in the Loan Documents applicable to such Pledgor;

             (b) At all times keep at least one complete set of its records concerning substantially all of the Collateral at its Chief Executive Office as set forth in Schedule B hereto, and not change the location of its Chief Executive Office or such records without giving Secured Party at least thirty
(30) days prior written notice thereof;

             (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to such Pledgor; and

             (d) Upon receipt by such Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than five (5) days following the receipt thereof by such Pledgor.

             8. Secured Party as Pledgor's Attorney-in-Fact.

             (a) Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof



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to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Secured Party deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Secured Party or to the name of Secured Party's nominee.

             (b) In addition to the designation of Secured Party as each Pledgor's attorney-in-fact in subsection (a), each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the rights granted hereunder to Secured Party.

        9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

             (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the applicable Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less



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than the price that might have been obtained at a public sale, even if Secured
Party accepts the first offer received and does not offer such Collateral to more than one offeree.

             (b) Each Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the City of Los Angeles, California in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

             (c) Each Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Each Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, each Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by Secured Party, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

             (d) If Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, each Pledgor agrees that, upon request of Secured Party, such Pledgor will, at its own expense:

                    (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;



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                    (ii) use its best efforts to qualify the Collateral under
the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;

                    (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                    (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which, in Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Secured Party's rights hereunder; and

                    (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

             (e) EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

        10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Secured Party as provided in the Loan Agreement.

        11. Duties of Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

        12. Choice of Law and Venue. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH PLEDGOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 12.

        13. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

        14. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement.

        15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon each Pledgor and its successors and assigns; and (iii) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full in cash of the Secured

Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, Secured Party will, at the Pledgors' expense, execute and deliver to the applicable Pledgor such documents as the Pledgors shall reasonably request to evidence such termination. Such documents shall be prepared by the Pledgors and shall be in form and substance reasonably satisfactory to Secured Party.

        16. Security Interest Absolute. To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

             (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

             (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

             (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

             (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, a Pledgor.

To the maximum extent permitted by law, each Pledgor hereby waives any right to require Secured Party to: (A) proceed against or exhaust any security held from such Pledgor; or (B) pursue any other remedy in Secured Party's power whatsoever.

        17. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

        18. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        19. Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

        20. Waiver of Marshaling. Each Pledgor and Secured Party acknowledges and agrees that in exercising any rights under or with respect to the
Collateral: (i) Secured Party is under no obligation to marshal any Collateral;
(ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Each Pledgor and Secured Party waive any right to require the marshaling of any of the Collateral.

        21. Waiver of Jury Trial. EACH PLEDGOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PLEDGOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        22. Release of Security Interest. Upon the written request of Parent, Secured Party shall promptly release its security interest in that portion of the Equity Interests of the Foreign Issuer or 3045207 Nova Scotia Company that are the subject of a Permitted Disposition permitted by the Loan Agreement and take all further action that may be necessary or reasonably desireable to evidence such termination. The foregoing notwithstanding, at no time shall Secured Party be required to release its security interest in the Equity Interests of the Foreign Issuer if after giving effect to the Permitted Disposition Parent ceases to own and control less than 51% of the outstanding Equity Interests of the Foreign Issuer.

                           [Signature page to follow.]

             IN WITNESS WHEREOF, each Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

                                      FUTURELINK CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                      FUTURELINK MICRO VISIONS CORP., a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                      FUTURELINK ASYNC CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                      FUTURELINK PLEASANTON CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                      FUTURELINK MADISON CORP.,
                                      a Delaware corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                      FUTURELINK VSI CORP.,
                                      a Maryland corporation

                                      By: /s/ COREY E. FISCHER
                                         ---------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                      FOOTHILL CAPITAL CORPORATION,
                                      a California corporation

                                      By: /s/ WILLIAM SHIAO
                                         ---------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                   SCHEDULE A

                                       TO

                             STOCK PLEDGE AGREEMENT

                            Pledgor: FutureLink Corp.

                                Pledged Interests


                                                                               Former Name, if any,    Pledgor's
                                    Number                       Certificate   in which Certificate    Percentage   Jurisdiction of
Issuer                              of Shares       Class        Number(s)           Issued            Ownership     Incorporation
------                              ---------       -----        ---------     --------------------    ---------     -------------
KNS Holdings Ltd. (FutureLink
Europe Ltd.)                        20,571,429      Ordinary         24                N/A               100%        United Kingdom

FutureLink Pleasanton Corp.
                                    500             Common            2                N/A               100%        Delaware
FutureLink Madison Corp.
                                    100             Common            1                N/A               100%        Delaware
FutureLink Micro Visions Corp
                                    500             Common            2                N/A               100%        Delaware
FutureLink ASYNC Corp.
                                    500             Common            2                N/A               100%        Delaware

                                                                               Former Name, if any,    Pledgor's
                                    Number                       Certificate   in which Certificate    Percentage   Jurisdiction of
Issuer                              of Shares       Class        Number(s)           Issued            Ownership     Incorporation
------                              ---------       -----        ---------     --------------------    ---------     -------------
FutureLink VSI Corp.                100             Common            2                N/A               100%        Maryland

3045207 Nova Scotia Company
                                    100             Common            2                N/A               100%        Nova Scotia,
                                                                                                                       Canada

                      Pledgor: FutureLink Pleasanton Corp.

                                Pledged Interests

                                                                 Former Name, if any,
                                                                 in which Certificate      Pledgor's Percentage      Jurisdiction of
Issuer    Number of Shares    Class     Certificate Number(s)    Issued                    Ownership                  Incorporation
------    ----------------    -----     ---------------------    --------------------      --------------------       -------------
None                                                                                                                     Delaware



                        Pledgor: FutureLink Madison Corp.

                                Pledged Interests

                                                                 Former Name, if any,
                                                                 in which Certificate      Pledgor's Percentage      Jurisdiction of
Issuer    Number of Shares    Class     Certificate Number(s)    Issued                    Ownership                  Incorporation
------    ----------------    -----     ---------------------    --------------------      --------------------       -------------
None


                     Pledgor: FutureLink Micro Visions Corp.

                                Pledged Interests

                                                                 Former Name, if any,
                                                                 in which Certificate      Pledgor's Percentage      Jurisdiction of
Issuer    Number of Shares    Class     Certificate Number(s)    Issued                    Ownership                  Incorporation
------    ----------------    -----     ---------------------    --------------------      --------------------       -------------
None

                         Pledgor: FutureLink ASYNC Corp.

                                Pledged Interests

                                                                 Former Name, if any,
                                                                 in which Certificate      Pledgor's Percentage      Jurisdiction of
Issuer    Number of Shares    Class     Certificate Number(s)    Issued                    Ownership                  Incorporation
------    ----------------    -----     ---------------------    --------------------      --------------------       -------------
None


                          Pledgor: FutureLink VSI Corp.

                                Pledged Interests

                                                                 Former Name, if any,
                                                                 in which Certificate      Pledgor's Percentage      Jurisdiction of
Issuer    Number of Shares    Class     Certificate Number(s)    Issued                    Ownership                  Incorporation
------    ----------------    -----     ---------------------    --------------------      --------------------       -------------
None

                                   SCHEDULE B

                                       TO

                             STOCK PLEDGE AGREEMENT


------------------------------------------------------------------------------------------------------------------------------
        NAME                                  STREET                                   CITY             STATE             ZIP
------------------------------------------------------------------------------------------------------------------------------
FutureLink Corp.                     2 South Pointe Drive                           Lake Forest        California        92630

FutureLink Micro Visions             2 South Pointe Drive                           Lake Forest        California        92630

FutureLink VSI Corp.                 6980 Muirkirk Meadows Drive                    Beltsville         Maryland          20705

FutureLink Async Corp.               2065 E West Maple Rd, Ste C-304                Walled Lake        Michigan          48390

FutureLink Madison Corp.             331 Madison Avenue, 6th Floor                  New York           New York          10017

FutureLink Pleasanton Corp.          5976 W Las Positas Blvd, Ste 122               Pleasanton         California        94588


                                      B-1